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                                                               Exhibit 10.45



                  List of Contents of Exhibits and Schedules to
                 the RSUI Group, Inc. Stock Purchase Agreement



      Exhibits                              Description
      --------                              -----------

Exhibit A                          Assignment between SRA and URC

Exhibit B-1                        Novation Agreement among SRA, URC and
                                   Commercial Underwriters Insurance Company

Exhibit B-2                        Novation Agreement among SRA, URC and
                                   Newmarket Underwriters Insurance Company

Exhibit B-3                        Novation Agreement among SRA, URC and
                                   Underwriters Insurance Company

Exhibit C                          Revised Service Agreement between SRA and URC

Exhibit D-1                        Service Agreement between Seller and URC

Exhibit D-2                        Service Agreement between SRA and URC

Exhibit E                          Transfer and Assumption Agreement between
                                   SRA and URC

Exhibit F                          Canada Transfer and Assumption Agreement
                                   between SRC and URC

Exhibit G                          Multiple Line Quota Share Reinsurance
                                   Agreement and Addendum No. 1 between URC and
                                   North American Specialty Insurance Company

Exhibit H                          Multiple Line Quota Share Retrocession
                                   Agreement No. 13009 between URC and SRA

Exhibit I                          URC/URG Merger Agreement

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     Schedules                              Description
     ---------                              ------------

Schedule 1.3                       List of Affiliate Reinsurance Agreements

Schedule 1.4                       Novation Agreements

Schedule 3.1(b)                    Insurance Permits and Jurisdictions

Schedule 3.1(c)                    Officers and Directors/Articles and Bylaws

Schedule 3.7                       Tax Returns and Reports

Schedule 3.11                      Bank Accounts

Schedule 3.12                      Assets and Property

Schedule 3.13                      Liabilities

Schedule 3.14                      Contracts

Schedule 3.15                      Compliance Requirements

Schedule 3.17                      Powers of Attorney

Schedule 3.20                      State Insurance Department Deposits